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                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of
                   The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) April 20, 1995



                        AMERICAN EXPRESS COMPANY
    ----------------------------------------------------------------
         (Exact name of registrant as specified in its charter)



               New York                   1-7657         13-4922250
    -------------------------------   --------------    ------------
     (State or other jurisdiction     (Commission       (IRS Employer
              of incorporation)       File Number)      Identification)


        American Express Tower, World Financial Center
        New York, New York                                   10285
        -----------------------------------------------     --------
        (Address of principal executive offices)           (Zip Code)


        Registrant's telephone number,               (212) 640-2000
        including area code                            --------------


        -----------------------------------------------------------------
        (Former name or former address, if changed since last report.)





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Item 5.  Other Events

        On April 20, 1995, American Express Company issued the following press release:

     NEW YORK, April 20, 1995 -- American Express Company today reported first quarter net income of $353 million, compared with last year's income from continuing operations of $317 million.  Including the net income of

Lehman Brothers, which is reported as a discontinued operation, last year's first quarter net income was also $353 million.

     On a per share basis, first quarter net income was $0.70, compared with income from continuing operations of $0.62 a year ago, an increase of

13 percent.


     Travel Related Services (TRS) reported record first quarter net income of $263 million, a 12.5 percent increase over last year's net income of

$234 million.

     Net revenues increased 16 percent reflecting an increase in worldwide billed business and higher business travel sales resulting from acquisitions and growth.  The increase in billed business resulted from higher spending per Cardmember and an increase in the average number of

Cards outstanding.

     Operating expenses, which excludes interest and the provision for losses, increased 13 percent, reflecting business travel acquisitions and growth, as well as continuing investments in certain business initiatives.

     The decline in the U. S. dollar relative to other currencies increased to a limited extent both revenues and expenses, but with essentially no effect on net income.

     American Express Financial Advisors (AXP Advisors) reported record first quarter net income of $107 million, an 18 percent increase over last year's net income of $91 million.


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     Revenue and earnings growth benefited primarily from an increase in managed assets, as well as an increase in life insurance in force.  These increases were partially offset by the impact of narrowing investment margins and lower distribution fees.

     AXP Advisors reported higher sales of annuities, investment certificates and life and other insurance products, while sales of mutual funds decreased from last year.



     American Express Bank (AEB) reported first quarter net income of $16 million, compared with last year's net income of $24 million.

     Results reflect lower interest income due to lower spreads on the investment portfolio.  Operating expenses increased over the year ago level, in part due to spending related to systems technology.  The decline in results was partially offset by a reduction in the provision for credit losses and a lower effective tax rate.



     Corporate and Other reported first quarter net expenses of $33 million, compared with net expenses of $32 million last year.  The 1995 first quarter includes the Company's share of the Travelers Inc. (Travelers)

revenue participation in accordance with an agreement related to the 1993 sale of the Shearson Lehman Brothers Division, which was offset by expenses related to certain business building initiatives.



                                     * * *

     American Express Company is a diversified travel and financial services company founded in 1850.  It is a leader in charge and credit cards, Travelers Cheques, travel, financial planning, investment products,

insurance and international banking.


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
                             AMERICAN EXPRESS COMPANY
                                 FINANCIAL SUMMARY
                                    (Unaudited)

 (dollars in millions, except per share amounts)

                                              Three Months Ended
                                                  March 31,        Percentage
                                              1995         1994     Inc/(Dec)
                                              ----         ----    ----------
  Revenues by Industry Segment (A)
  --------------------------------
    Travel Related Services                  $2,741      $2,359      16.2%
    American Express Financial Advisors         874         816       7.2
    American Express Bank                       160         168      (4.6)
                                             ------      ------
                                              3,775       3,343      12.9
    Corporate and Other,
       including adjustments and
       eliminations                              (4)         27         -
                                             ------      ------

  CONSOLIDATED REVENUES (A)                  $3,771      $3,370      11.9
                                             ======      ======

  Pretax Income (Loss) from continuing
   operations by Industry Segment
  ------------------------------------
    Travel Related Services                    $377        $326      15.4%
    American Express Financial Advisors         164         136      20.8
    American Express Bank                        22          36     (38.2)
                                             ------      ------
                                                563         498      13.0

    Corporate and Other                         (65)        (58)    (11.8)
                                             ------      ------

   PRETAX INCOME                               $498        $440      13.1
                                             ======      ======

  Income (Loss) from continuing
   operations by Industry Segment
  -------------------------------
    Travel Related Services                    $263        $234      12.5%
    American Express Financial Advisors         107          91      18.4
    American Express Bank                        16          24     (36.0)
                                             ------      ------
                                                386         349      10.7

    Corporate and Other                         (33)        (32)    (3.3)
                                             ------      ------

  Income from continuing operations             353         317     11.4
  Discontinued operations (net of income
    taxes) (B)                                    -          36        -
                                             ------      ------
  NET INCOME                                   $353        $353      0.1
                                             ======      ======
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  Earnings per common share:
     Continuing operations                    $0.70       $0.62     12.9
     Discontinued operations                      -        0.07        -
                                             ------      ------
  NET INCOME PER COMMON SHARE                 $0.70       $0.69      1.4
                                             ======      ======

  Cash dividends declared per
    common share (C)                         $0.225      $0.225
                                            =======     =======

  Average shares outstanding (000's)        502,588     506,729
                                            =======     =======

  (A) Revenues are reported net of interest expense, where applicable.

  (B) On May 31, 1994, the Company completed a tax free spin - off of Lehman Brothers (LB) through a special dividend to shareholders. Accordingly, LB results for the first quarter of 1994 are reported as Discontinued Operations, which represents American Express' share of LB's results after preferred dividends to Nippon Life Insurance Company.

  (C) 1994 cash dividends declared have been adjusted to reflect the LB spin - off.

  Note: Certain prior year amounts have been reclassified to conform to the current year's presentation.

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 (Preliminary)
                              Travel Related Services
                                Statement of Income
                                    (Unaudited)

 (Amounts in millions, except percentages)
                                            Three Months Ended
                                                 March 31,         Percentage
                                            1995          1994      Inc/(Dec)
                                            ----          ----     ----------
 Net Revenues:
      Discount Revenue                     $1,018          $906       12.4%
      Net Card Fees                           436           431        1.3
      Travel Commissions and Fees             295           183       61.4
      Interest and Dividends                  243           174       39.9
      Other Revenues                          513           437       17.1
                                            -----         -----
                                            2,505         2,131       17.6
                                            -----         -----
      Lending:
        Finance Charge Revenue                354           292       21.3
        Interest Expense                      118            64       86.7
                                            -----         -----
           Net Finance Charge Revenue         236           228        3.2
                                            -----         -----
                Total Net Revenues          2,741         2,359       16.2
                                            -----         -----
 Expenses:
      Marketing and Promotion                 229           229        0.2
      Provision for Losses and Claims:
           Charge Card                        164           148       11.2
           Lending                            106           114       (6.9)
           Other                              122           103       17.2
                                            -----         -----
                Total                         392           365        7.3
      Interest Expense:
           Charge Card                        208           159       31.4
           Other Interest Expense              58            25          #
                                            -----         -----
                Total                         266           184       44.8
      Net Discount Expense *                  100            67       47.6
      Human Resources                         693           586       18.3
      Other Operating Expenses                684           602       13.7
                                            -----         -----
                Total Expenses              2,364         2,033       16.3
                                            -----         -----
 Pretax Income                                377           326       15.4
 Income Tax Provision                         114            92       22.6
                                            -----         -----
 Net Income                                  $263          $234       12.5
                                            =====         =====

 # Denotes variance of more than 100%.
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 *  The impact of Net Discount Expense (related to TRS' securitized receivables) was to:
          Decrease the Provision for Losses
             Claims - Charge Card             $37           $27       35.8
          Decrease Interest Expense -
             Charge Card                       41            24       71.0
          Increase Other Revenues              22            16       33.4
                                            -----         -----
    Total Net Discount Expense               $100           $67       47.6
                                            =====         =====
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 (Preliminary)
                              Travel Related Services (continued)
                                Selected Statistical Information
                                         (Unaudited)

 (Amounts in millions, except percentages and where indicated)

                                            Three Months Ended
                                                 March 31,         Percentage
                                            1995          1994      Inc/(Dec)
                                            ----          ----     ----------
 Total Cards in Force:
      United States                          25.1          24.7        1.8%
      Outside the United States              11.2          10.7        4.2
                                            -----         -----
            Total                            36.3          35.4        2.5
                                            =====         =====
 Basic Cards in Force:
      United States                          18.6          18.1        2.6
      Outside the United States               8.6           7.9        8.2
                                            -----         -----
            Total                            27.2          26.0        4.3
                                            =====         =====
 Card Billed Business (billions):
     United States                          $26.0         $22.9       13.6
     Outside the United States               10.8           8.9       21.4
                                            -----         -----
           Total                            $36.8         $31.8       15.8
                                            =====         =====
 U.S. Consumer Lending Loan
     Balances (billions)                     $8.3          $7.2       16.1
 Travelers Cheque Sales (billions)           $5.4          $4.8       10.8
 Average Travelers Cheques
     Outstanding (billions)                  $5.4          $4.8       11.5
 Travel Sales (billions)                     $3.4          $2.1       62.1
 Return on Average Equity                    24.2%         23.4%         -

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 (Preliminary)
                              American Express Financial Advisors
                                     Statement of Income
                                         (Unaudited)

 (Amounts in millions, except percentages and where indicated)

                                            Three Months Ended
                                                 March 31,         Percentage
                                            1995          1994      Inc/(Dec)
                                            ----          ----     ----------
 Revenues:
       Investment Income                     $535          $503        6.4%
       Management and Distribution Fees       206           205        0.4
       Other Income                           133           108       23.8
                                            -----         -----
                  Total Revenues              874           816        7.2
                                            -----         -----
 Expenses:
     Provision for Losses and Benefits:
          Annuities                           273           255        7.1
          Insurance                            94            88        7.0
          Investment Certificates              49            22          #
          Other                                 0             0          #
                                            -----         -----
                  Total                       416           365       14.1
     Human Resources                          207           209       (0.7)
     Other Operating Expenses                  87           106      (18.3)
                                            -----         -----
          Total Expenses                      710           680        4.5
                                            -----         -----
 Pretax Income                                164           136       20.8
 Income Tax Provision                          57            45       25.6
                                            -----         -----
 Net Income                                  $107           $91       18.4
                                            =====         =====

                          Selected Statistical Information

 Life Insurance in Force (billions)         $54.4         $47.7       14.0
                                            =====         =====
 Assets Owned and/or Managed (billions):
   Assets managed for institutions          $30.3         $24.3       24.6
   Assets owned and managed for individuals
          Owned Assets                       42.3          38.4       10.2
          Managed Assets                     40.4          36.8        9.8
                                            -----         -----
                  Total                    $113.0         $99.5       13.6
                                            =====         =====
 Sales of Selected Products:
   Mutual Funds                            $2,288        $2,526       (9.4)
   Annuities                               $1,096        $1,010        8.5
   Investment Certificates                   $412          $155          #
   Life and Other Insurance Sales             $83           $75       10.5
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 Fees From Financial Plans (thousands)    $10,419       $10,174        2.4
 Number of Financial Planners               8,015         7,719        3.8
 Product Sales Generated from Financial
   Plans as a Percentage of Total Sales      63.4%         59.7%         -
 Return on Average Equity                    20.0%         17.9%         -

 # Denotes variance of more than 100%.

 Note: Certain prior year amounts have been reclassified to conform to the current year's presentation.

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 (Preliminary)
                                American Express Bank
                                 Statement of Income
                                     (Unaudited)

 (Amounts in millions, except percentages and where indicated)

                                            Three Months Ended
                                                 March 31,         Percentage
                                            1995          1994      Inc/(Dec)
                                            ----          ----     ----------
 Net Revenues:
      Interest Income                        $239          $233        2.8%
      Interest Expense                        157           142       10.9
                                            -----         -----
           Net Interest Income                 82            91       (9.7)
      Commissions, Fees and Other Revenues     59            58        1.9
      Foreign Exchange Income                  19            19       (0.1)
                                            -----         -----
           Total Net Revenues                 160           168       (4.6)
                                            -----         -----

 Provision for Credit Losses                    3             7      (52.9)
 Expenses:
      Human Resources                          64            61        4.4
      Other Operating Expenses                 71            64       10.8
                                            -----         -----
           Total Expenses                     135           125        7.6
                                            -----         -----
 Pretax Income                                 22            36      (38.2)
 Income Tax Provision                           6            12      (43.0)
                                            -----         -----
 Net Income                                   $16           $24      (36.0)
                                            =====         =====

                          Selected Statistical Information

 Return on Average Assets                    0.46%         0.65%         -
 Return on Average Common Equity             8.37%        13.13%         -
 Total Loans                               $5,371        $5,658       (5.1)
 Reserve for Credit Losses                   $112          $132      (15.2)
 Total Nonperforming Loans                    $32           $34       (6.6)
 Other Nonperforming Assets                   $55           $89      (38.3)
 Risk-Based Capital Ratios:
      Tier 1                                  7.7%          6.5%         -
      Total                                  14.9%         12.7%         -
 Leverage Ratio                               4.9%          4.3%         -

 Note: Certain prior year amounts have been reclassified to conform to the current year's presentation.

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                                SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      AMERICAN EXPRESS COMPANY


                                      By:    /s/ Stephen P. Norman
                                             -------------------------
                                      Name:  Stephen P. Norman
                                      Title: Secretary



Dated:  April 20, 1995
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